UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2011

INTEGRA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code		(812) 464-9677

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 31, 2011, Integra Bank Corporation, the parent company of Integra Bank N.A. (“Integra Bank”) issued a news release commenting on the financial results for the fourth quarter of 2010 reflected in Integra Bank’s Call Report that was filed with the FDIC on January 30, 2011.

The news release is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99 (a) News Release, dated January 31, 2011, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2011

INTEGRA BANK CORPORATION

By:  /s/  Michael B. Carroll

Michael B. Carroll
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	News Release, dated January 31, 2011